                                                                  EXHIBIT 10.6.6



                CONSENT AND FIFTH AMENDMENT TO THE THIRD AMENDED
                    AND RESTATED REVOLVING CREDIT AGREEMENT


                 This CONSENT AND FIFTH AMENDMENT TO THE THIRD AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT (this "Amendment") is made as of June 17, 1996 by and among FIRST ENTERPRISE FINANCIAL GROUP, INC., formerly known as Centre Capital Funding Corp., an Illinois corporation ("FEFG"), FIRST ENTERPRISE ACCEPTANCE COMPANY ("FEAC"; FEFG and FEAC are collectively referred to herein as "Borrowers"), FIRST MIDWEST BANK, N.A. ("First Midwest"), BANK ONE, CHICAGO, NA ("Bank One"), NBD BANK ("NBD"), HARRIS BANK PALATINE, N.A. ("Harris"), FLEET BANK, NATIONAL ASSOCIATION ("Fleet") and LASALLE NATIONAL BANK, a national banking association ("LaSalle") (LaSalle, First Midwest, Bank One, NBD, Harris and Fleet are sometimes collectively referred to herein as the "Banks" and each individually as a "Bank") and LaSalle as Agent for the Banks (the "Agent").

                                   BACKGROUND

                 A. FEFG, First Midwest, LaSalle, Bank One and the Agent entered into a certain Third Amended and Restated Revolving Credit Agreement dated as of September 1, 1995, as amended as of September 21, 1995, December 8, 1995, March 18, 1996 and May 7, 1996, which amended and restated in its entirety that certain Second Amended and Restated Revolving Credit Agreement dated as of July 1, 1994, as amended (as the same may be hereafter amended, modified or supplemented from time to time, the "Loan Agreement"), pursuant to which LaSalle and the other Banks have made revolving loans and advances to FEFG.

                 B. FEFG desires to enter into certain transactions to securitize certain of its assets (the "Securitization"), pursuant to which FEFG has organized and will capitalize First Enterprise Securitization Corporation ("FESC"), a Delaware corporation and a special purpose subsidiary to which it will sell, assign and pledge certain Automobile Finance Receivables and related rights to such special purpose subsidiary and continue to service such Automobile Finance Receivables after their sale.

                 C. FEFG also desires to have FEAC act as an operating subsidiary by transferring its assets to FEAC.

                 D. FEFG further desires to amend the Loan Agreement to provide for the Banks' consent to the Securitization and the transfer of Borrower's assets to FEAC (collectively, the "Transactions") and certain other modifications in the terms thereof.

                 E. The Banks and the Agent are willing to consent to the Transactions and to amend the Loan Agreement provided that Borrowers, Banks and Agent enter into this Amendment and upon the terms and conditions set forth herein, and that FEAC, by its execution of this Amendment, shall become a signatory to the Loan Agreement and shall grant a lien on and security interest in its assets to secure the obligations of Borrowers under the Loan Agreement.

                 F. Terms used herein but not defined herein shall have the meanings assigned to them in the Loan Agreement.

                 NOW, THEREFORE, in consideration of the premises and the mutual promises herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:

         SECTION 1 AMENDMENTS TO LOAN AGREEMENT

                 1.1 The Loan Agreement and the Loan Documents are hereby amended so that all references to "Borrower" shall mean, individually and collectively, First Enterprise Financial Group, Inc. and First Enterprise Acceptance Company, whose obligations shall be joint and several.

                 1.2 Section 1.1 of the Loan Agreement is hereby amended by inserting the following new or amended definitions in their appropriate alphabetical positions:

                 "Automobile Finance Receivable Reports" means those reports prepared by the Borrower containing (i) a summary of the Borrower's Automobile Finance Receivables balance as of the end of each calendar month (including separate information with respect to Automobile Finance Receivables in the Securitized Portfolio and with respect to the Sold Receivables), which balances the Borrower shall represent and warrant as being calculated in accordance with GAAP and accurately reflecting the delinquency status of the Automobile Finance Receivables (including a reasonable provision for uncollectibility) and which shall be presented in a format acceptable to the Banks, (ii) a reconciliation of the loan loss reserves and other similar reserves acceptable to the Banks, including separate information with respect to Automobile Finance Receivables in the Securitized Portfolio and with respect to the Sold Receivables) and
(iii) summaries of repossessions and recoveries, allowable delinquencies and deferred Automobile Finance Receivables, each including separate information with respect to Automobile Finance Receivables in the Securitized Portfolio and with respect to the Sold Receivables).

                 "Borrower's Voting Stock" shall have the meaning provided in
Section 6.17(b) of this Agreement.

                 "Current Securitization Transaction" means (a) FEFG's sale, assignment, pledge or contribution of the Eligible Automobile Receivables listed and described in Schedule A of the Sale and Servicing Agreement and all rights related thereto to FESC as part of the securitization of such Eligible Automobile Receivables pursuant to the terms of the Sale and Servicing Agreement and the Trust Indenture, and the related transactions contemplated by the Securitization Transaction Documents and (b) the payment to the Agent of the Payoff Amount associated with such Eligible Automobile Receivables.

                 "FEAC" means First Enterprise Acceptance Company, an Illinois corporation.

                 "FEFG" means First Enterprise Financial Group, Inc., an Illinois corporation.

                 "FESC" means First Enterprise Securitization Corp., a Delaware corporation.

                 "FEAC's Voting Stock" shall have the meaning provided in
Section 6.17(a) of this Agreement.

                 "FEFG's Voting Stock" shall have the meaning provided in
Section 6.17(a) of this Agreement.

                 "Payoff Amount" means with respect to any Eligible Automobile Receivable, an amount not less than the aggregate sum advanced by Banks against such Eligible Automobile Finance Receivable under this Agreement.

                 "Permitted Securitization Transaction" means the Current Securitization Transaction and any Securitization Transaction hereafter entered into by FEFG with the written consent of Agent and Banks.

                 "Sale and Servicing Agreement means the Sale and Servicing Agreement dated as of June 1, 1996, among FEFG, FESC and LaSalle National Bank, as backup servicer.

                 "Securitization Transaction" means collectively, (a) Borrower's sale, assignment, pledge or contribution of some or all of the Automobile Finance Receivables and related rights to an SPE as part of a securitization of all or some of the Automobile Finance Receivables and (b) the payment to Banks of any Payoff Amount associated therewith.

                 "Securitization Transaction Documents" means all agreements, instruments and documents executed and delivered in connection with a Permitted Securitization Transaction.

                 "Securitized Portfolio" means all Automobile Finance Receivables sold or contributed to a SPE in connection with a Permitted Securitization Transaction.

                 "Security Insurer" means Financial Surety Assurance, Inc., a financial guaranty insurance company incorporated under the laws of the State of New York.

                 "Sold Receivables" means those Automobile Finance Receivables sold to General Electric Capital Corporation or to Liberty Bank or in any similar transaction to which the Banks have consented.

                 "SPE" means a special purpose entity, including, without limitation, a wholly-owned subsidiary of FEFG or FEAC or trust, established in connection with a Permitted Securitization Transaction.

                 "Stock Option Plan" shall have the meaning provided in Section 6.17(c) of this Agreement.

                 "Subordination Agreement" shall mean any agreement substantially in the form of EXHIBIT G among Agent, Banks, the Borrower and the holder of any permitted Subordinated Debt.

                 "Trust Indenture" means that certain Indenture dated as of June 1, 1996 between FESC and LaSalle National Bank, as Trustee.

                 1.2 Section 2.1 of the Loan Agreement is hereby amended and restated in its entirety as follows:

                 "2.1     Revolving Loans.  Subject to the terms of this
                 Agreement, to make loans to the Borrower (collectively called the "Revolving Loans" and individually, each a "Revolving Loan") on any Banking Day, which Revolving Loans the Borrower may repay and re-borrow during the period from the date hereof, to, but not including, the Maturity Date, in such amounts as FEFG may from time to time request; provided, however that the aggregate principal amount of all Revolving Loans made under this Section 2.1 shall not exceed, at any one time, the lowest of (i) the Revolving Loan Borrowing Base,
                 (ii) $62,000,000, or (iii) such fixed dollar amount as is (in the aggregate) committed by the Banks executing this Agreement from time to time if such amount is less than $62,000,000 (such lowest sum being the "Revolving Loan Commitment"); notwithstanding the foregoing, if no Event of Default shall have occurred and be continuing on each anniversary of the date hereof, the Banks shall be under no commitment to extend the Maturity Date, but each Bank agrees to inform the Borrower on such anniversary date whether it intends to extend the Maturity Date for an additional one-year period. If, at any time the outstanding Revolving Loans exceed the Revolving Loan Commitment, the Borrower will immediately notify the

         Agent of such excess and pay the Banks the amount thereof. Notwithstanding anything to the contrary contained herein, no Bank shall be obligated to advance any funds under this Section 2.1 which funds exceed the amount determined by multiplying such Bank's Percentage Interest by the Revolving Loan Commitment."

                 1.3 Section 2.2 of the Loan Agreement is hereby amended by deleting the term "Borrower" in the first line thereof and by inserting in its place the term "FEFG".

                 1.4 Section 6.17 of the Loan Agreement is hereby amended and restated in its entirety as follows:

                 "6.17    Capital and Stock Related Matters.

                          a. The authorized capital stock of FEFG, pursuant to FEFG's Articles of Incorporation and Bylaws, consists of 20,000,000 shares of capital stock ("FEFG's Voting Stock"). The authorized capital stock of FEAC, pursuant to FEAC's Articles of Incorporation and Bylaws consists of 1,000 shares of common stock, $0.01 par value per share ("FEAC's Voting Stock"). All of FEAC's Voting Stock is owned, beneficially and of record, by FEFG. There are no shares of common stock held as treasury shares. The designations, powers, preferences, rights, qualifications, limitations and restrictions in respect of each class and series of authorized capital stock of the Borrower is as set forth in its Articles of Incorporation, and all such designations, powers, preferences, rights, qualifications, limitations, and restrictions are valid, binding and enforceable and in accordance with all applicable laws. All outstanding shares of capital stock of the Borrower have been duly authorized and validly issued and are fully paid and non-assessable.

                          b. The Borrower has not violated any applicable federal or state securities laws in connection with the offer, sale or issuance of any shares of FEFG's Voting Stock or FEAC's Voting Stock (collectively referred to as the "Borrower's Voting Stock"). There are and will be no agreements between any parties with respect to the voting or transfer of the Borrower's Voting Stock, except as previously disclosed by Borrower to Agent in writing.

                          c. Except in connection with the stock option plans listed and described on Schedule 6.17(c) of this Agreement (the "Stock Option Plans"), no person holds any right, option, warrant, preemptive right, call or other right to purchase or subscribe for any shares of the Borrower's Voting Stock or any security convertible or exchangeable therefor. There are and will be no agreements either express or implied regarding the voting of any shares of the Borrower's Voting Stock, and there are no commitments, undertakings, understandings or arrangements of any kind relating to the issuance of any shares of the Borrower's Voting Stock, or any securities convertible or exchangeable therefor, except in connection with the Stock Option Plans."

                 1.5 The first sentence of Section 7.8 of the Loan Agreement is hereby amended and restated in its entirety as follows:

                 "7.8     Financial Covenants.  The Borrower shall maintain the
following (each calculated on a consolidated basis to include all of Borrower's Subsidiaries other than FESC and any other SPE):"

                 1.6 Section 7.11 of the Loan Agreement is hereby amended by inserting the following at the beginning thereof: "Except for the sale of Automobile Finance Receivables and related property in connection with a Permitted Securitization Transaction and the transfer of certain assets to FEAC,".

                 1.7 Section 7.12 of the Loan Agreement is hereby amended by: (i) deleting subsection (a) thereof in its entirety and (ii) deleting the subsection heading "(b)" in the twelfth line thereof.

                 1.8 Section 7.14 of the Loan Agreement is hereby amended by inserting the following new subsections (vii) and (viii) at the end thereof:

                 "; (vii) Indebtedness incurred in connection with a Permitted Securitization Transaction; and (viii) Indebtedness incurred by and between FEFG and FEAC."

                 1.9 Section 7.15 of the Loan Agreement is hereby amended by inserting the following new subsection (ix) at the end thereof:

                 "; and (ix) a lien on the Automobile Finance Receivables and related property sold pursuant to a Permitted Securitization Transaction".

                 1.10 Section 7.16 of the Loan Agreement is hereby amended by inserting the following new subsection (v) at the end thereof:

                 "; and (v) obligations incurred by Borrower in connection with a Permitted Securitization Transaction".

                 1.11 Section 7.21 of the Loan Agreement is hereby amended and restated in its entirety as follows:

                 "7.21 Issuance of Securities. The Borrower shall not authorize, issue, grant, sell or dispose of any securities, including, without limitation, any common stock, options, warrants, debts or securities convertible into the common stock of the Borrower, without the prior written consent of the Banks which will not be unreasonably withheld, except for the issuance of up to 1,330,277 shares of Borrower's common stock pursuant to the Stock Option Plans."

                 1.12 Section 7.23 of the Loan Agreement is hereby amended by inserting the following at the end thereof: "and except in connection with a Permitted Securitization Transaction or between FEFG and FEAC".

                 1.13 Section 7.26 of the Loan Agreement is hereby amended by deleting the word "Agent" in the third line thereof and by inserting in its place the word "Banks".

                 1.14 Section 7 of the Loan Agreement is hereby amended by inserting the following new Section 7.27 at the end thereof:

                 "7.27 Modification of Certain Agreements. Neither Borrower nor any of its Subsidiaries shall consent to or enter into any amendment, supplement or other modification of any term, provision or agreement contained in the Trust Indenture or any of the Securitization Transaction Documents, if such amendment, supplement or other modification would be materially adverse to the Banks, in their sole judgment."

                 1.15 Section 10.1 of the Loan Agreement hereby amended by inserting the following new subsection (m) at the end thereof:

                 "(m) If an "Event of Default" (as defined in the Trust Indenture) shall occur under the Trust Indenture, or Borrower or any of its Subsidiaries shall be in default of any term, covenant, obligation or condition under the Securitization Transaction Documents which has not been cured within the time provided therein, if any."

                 1.16 Section 12 of the Loan Agreement is hereby amended by inserting the following new Section 12.14 at the end thereof:

                 "12.14   Joint and Several Liability.  The obligations and
                 liabilities of Borrower hereunder, under the Revolving Notes and the other Loan Documents shall be joint and several."

                 1.17 Exhibit E to the Loan Agreement is hereby amended and restated in its entirety in the form of Exhibits B-1 through B-6 hereto.

                 1.18 Schedule 6.9 of the Loan Agreement is hereby amended and restated in its entirety in the form of Exhibit A hereto.

                 1.19     The Loan Agreement is hereby amended to add a new
Schedule 6.17(c) thereto in the form of Exhibit C hereto.

                 SECTION 2 REPRESENTATIONS AND WARRANTIES

                 To induce the Banks to consent to the Transactions and amend the Loan Agreement, Borrowers represent and warrant to Banks that:

                 2.1 Compliance with Loan Agreement. On the date hereof, Borrowers are in compliance with the terms and provisions set forth in the Loan Agreement (as modified by this Amendment), and no unwaived Event of Default specified in Section 10 of the Loan Agreement nor any event which would, upon notice or lapse of time, or both, constitute such an Event of Default, has occurred.

                 2.2 Representations and Warranties. On the date hereof, the representations and warranties and covenants set forth in Sections 6 and 7 of the Loan Agreement (as modified by this Amendment) are true and correct with the same effect as though such representations and warranties and covenants had been made on the date hereof, except to the extent that such representations and warranties and covenants expressly relate to an earlier date.

                 2.3 Corporate Authority of Borrowers. Borrowers have full power and authority to enter into this Amendment, to borrow additional funds and to incur and perform the obligations provided for under this Amendment and the Loan Agreement, all of which have been duly authorized by all proper and necessary corporate action. No consent or approval of stockholders or of any public authority or regulatory body is required as a condition to the validity or enforceability of this Amendment.

                 2.4 Amendment as Binding Agreement. This Amendment constitutes the valid and legally binding obligation of Borrowers, fully enforceable against Borrowers, in accordance with its terms.

                 2.5 No Conflicting Agreements. The execution and performance by the Borrowers of this Amendment will not (i) violate any provision of law, any order of any court or other agency of government, any provision of the Articles or By-Laws of either Borrower, or (ii) violate any indenture, contract, agreement or other instrument to which either Borrower is a party, or by which its property is bound, or be in conflict with, result in a breach of or constitute (with due notice and/or lapse of time) a default under, any such indenture, contract, agreement or other instrument or result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the property or assets of either Borrower.

                 SECTION 3 CONDITIONS PRECEDENT

                 The agreement by the Banks to amend the Loan Agreement and to provide their consents is subject to the following conditions precedent:

                 3.1 Borrowers shall have executed and delivered to each Bank a Secured Revolving Note in the form of Exhibits B-1 through B-6 hereto.

                 3.2 Each Borrower shall have executed and delivered to Banks a certified copy of the resolutions of its Board of Directors authorizing the execution and delivery of this Amendment and the consummation of the transactions contemplated thereby.

                 3.3 Prior to any transfer of assets to FEAC by FEFG, FEAC shall have executed and delivered to Agent UCC-1 financing statements satisfactory to Agent in form and substance for filing in those jurisdictions deemed necessary by Agent, and FEFG shall have executed and delivered to Agent UCC-1 and UCC-3 financing statements in form and substance satisfactory to Agent for filing in those jurisdictions deemed necessary by Agent.

                 3.4 FEAC shall have provided to Agent a certificate of its corporate secretary as to (i) the Articles of Incorporation of FEAC, (ii) the By-laws of FEAC, and (iii) good standing certificate of FEAC in the State of Illinois and qualifications as a foreign corporation in all jurisdictions where FEAC is required to be qualified.

                 SECTION 4 CONSENT TO TRANSACTIONS

                 4.1 Transfer of Assets to FEAC. Upon the satisfaction of the conditions precedent set forth in Section 3 hereof, notwithstanding any provisions of the Loan Agreement to the contrary, Banks hereby consent to the transfer of certain assets of FEFG to FEAC, as FEFG, upon written notice to Agent, in FEFG's sole discretion shall determine, and Banks waive any Events of Default arising under Section 7.26 of the Loan Agreement resulting from the formation of FEAC. Borrowers confirm and affirm that FEFG owns, beneficially and of record, one hundred percent (100%) of the issued and outstanding shares of FEAC, free and clear of all liens, security interests and encumbrances. Borrowers further acknowledge and agree that upon the execution and delivery of this Amendment, FEAC shall become a signatory to the Loan Agreement and that Borrowers shall be jointly and severally liable for the payment and performance of the obligations and liabilities of Borrowers to Banks and that the assets of FEAC shall become Collateral securing the obligations and liabilities of Borrowers to Banks.

                 4.2 Securitization. Upon satisfaction of the conditions precedent set forth in Section 3 hereof, and provided that Agent has received copies of all Securitization Documents in their execution form reasonably requested by Agent, together with a schedule of all Receivables to be sold in the Securitization Transaction, and Agent shall have determined that no selection procedures believed by Agent to be adverse to the interest of the Banks have been used in the selection of the Receivables to be sold in the Securitization Transaction, except for criteria specifically set forth in the Sale and Servicing Agreement, Banks hereby consent to: (i) each of FEFG and FESC entering into the Securitization Transaction Documents, (ii) the execution and filing by FEFG and FESC, prior to the closing date of the Current Securitization Transaction of UCC-1's required by the Securitization Transaction Documents, (iii) the execution and delivery by Agent on behalf of the Banks, to Borrower of a Payoff Letter in the form of Exhibit 4.3 to this Amendment to evidence satisfaction of all of the conditions precedent to the consent of the Banks to the Current Securitization Transaction, and (iv) each of FEFG and FESC performing their respective obligations under the Securitization Transaction Documents, including, without limitation, the following:

                 (a) the sale to FESC by FEFG on the closing date of the Current Securitization Transaction, and the purchase by FESC from FEFG, of (i) those "Receivables" (as such term is defined in the Sale and Servicing Agreement) listed in Schedule A of the Sale and Servicing Agreement, which as of May 24, 1996, had an aggregate Principal Balance (as defined in the Securitization Transaction Documents) of not more than $48,000,000, together with all collections on such Receivables received thereunder during the period from the Cutoff Date (as defined in the Sale and Servicing Agreement) and all Liquidation Proceeds and recoveries received with respect to such Receivables and (ii) the "Other Conveyed Property" (as such term is defined in the Sale and Servicing Agreement);

                 (b) the repurchase by FEFG of such Receivables in whole or in part, as required or optionally permitted under the Sale and Servicing Agreement; provided, however, any Receivables repurchased by FEFG under the Sale and Servicing Agreement shall not be considered Eligible Automobile Finance Receivables, but shall be Collateral securing the Obligations;

                 (c) the indemnification of LaSalle National Bank, as the Backup Servicer and the Trustee, the holders of the Notes and the Security Insurer and the payment of their fees, premiums and expenses by FEFG and FESC pursuant to the Securitization Transaction Documents; and

                 (d) the guaranty by FEFG of the obligations of FESC and FEFG to LaSalle National Bank, as the Backup Servicer and Trustee, pursuant to the Securitization Transaction Documents.

                 SECTION 5 PROCEDURES REGARDING RELEASE OF LIENS





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
                 5.1 Subject to the conditions set forth herein, the Banks hereby authorize the Agent to release and discharge on the closing date of the Current Securitization Transaction all security interests granted by the Borrowers to the Agent in the Receivables (as defined in the Sale and Servicing Agreement) and Other Conveyed Property which are the subject of the Current Securitization Transaction as more particularly described on Schedule I to the Sale and Servicing Agreement. The Agent, as agent for the Banks, hereby releases and discharges all security interests granted by the Borrower to the Agent in the Receivables and the Other Conveyed Property, subject to the conditions set forth in Section 5.3 hereof. Agent hereby agrees to execute, acknowledge and deliver to FEFG and FESC such instruments, agreements and other documents, including, without limitation, UCC partial release statements releasing the Receivables (as defined in the Sale and Servicing Agreement) and the Other Conveyed Property from the lien of any UCC financing statements filed against FEFG, and take all such further actions as FEFG or FESC shall reasonably request in order to effect the release, discharge and termination described in this section.

                 5.2 Acknowledgment that Receivables and Other Conveyed Property is Not Collateral. The Lenders and the Agent acknowledge that, after the consummation of the Permitted Securitization, certain documents, instruments and agreements and other property which relate to the Receivables (as defined in the Sales and Servicing Agreement) and the Other Conveyed Property (the "Receivables Related Property") will remain in FEFG's possession, but that FEFG will hold such Receivables Related Property either in its capacity as servicer for FESC and as custodian for the Trustee, and that neither the Receivables Related Property nor any proceeds thereof shall constitute Collateral for any purpose under the Loan Agreement.

                 5.3 Effectiveness. The Consent provided herein to the Permitted Securitization shall be effective upon the execution and delivery to FEFG and the Agent by FEFG, each Bank and the Agent of a counterpart of this Amendment; provided, however, the lien release provisions of Section 5.1 hereof shall be effective only upon receipt by the Agent of evidence satisfactory to the Agent that the net cash proceeds from the sale by FEFG to FESC (exclusive of amounts required to be contributed to the capitalization of FESC), but in no event less than the Payoff Amount, has been received in immediately available funds by the Agent to be applied to repay outstanding amounts under the Loan Agreement.

                 SECTION 6 REPURCHASE

                 If at any time FEFG repurchases any Receivables in whole or in part as required or optionally permitted under the Sale and Servicing Agreement, FEFG shall notify Agent within five (5) days after such repurchase, and Borrowers agree that they shall execute and deliver to Agent any financing statements, documents or agreements deemed necessary by Agent to perfect Agent's lien on and security interest in such repurchased Receivables.





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

                 SECTION 7 GENERAL PROVISIONS

                 7.1 Except as amended by this Amendment, the terms and provisions of the Loan Agreement shall remain in full force and effect and are hereby affirmed, confirmed and ratified in all respects. Borrowers ratify, confirm and affirm without condition, all liens and security interests granted to the Banks and the Agent pursuant to the Loan Agreement and the Loan Documents, and such liens and security interests shall continue to secure the Obligations, including but not limited to, all loans made by the Bank to the Borrowers under the Loan Agreement as amended by this Amendment.

                 7.2 This Amendment shall be construed in accordance with and governed by the laws of the State of Illinois, and the obligations of Borrowers under this Amendment are and shall arise absolutely and unconditionally upon the execution and delivery of this Amendment.

                 7.3 This Amendment may be executed in any number of counterparts.

                 7.4 Borrowers hereby agree to pay all out-of-pocket expenses incurred by Banks in connection with the preparation, negotiation and consummation of this Amendment, and all other documents related thereto, including without limitation, the reasonable fees and expense of Agent's counsel, and any filing fees required in connection with the filing of any documents necessary to consummate the provisions of this Amendment. Notwithstanding anything contained herein to the contrary, the only legal fees for which Borrowers shall be responsible are the fees and expenses of Agent's counsel.

                 7.5 On or after the effective date hereof, each reference in the Loan Agreement or any of the Loan Documents to this "Agreement" or words of like import, shall unless the context otherwise requires, be deemed to refer to the Loan Agreement as amended hereby.

                 7.6 Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or thereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

                 IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized officers, all as of the date and year first above written.

BORROWERS:                           FIRST ENTERPRISE FINANCIAL
                                     GROUP, INC.

                                     By: Michael P. Harrington
                                         -------------------------------

                                     Title: President
                                            ----------------------------

                                     FIRST ENTERPRISE ACCEPTANCE COMPANY

                                     By: Paul A. Stinneford
                                         -------------------------------

                                     Title: Vice President
                                            ----------------------------

BANKS:                               LASALLE NATIONAL BANK,
                                     individually and as Agent

                                     By: Kelly Smith
                                         -------------------------------

                                     Title: Vice President
                                            ----------------------------

                                     FIRST MIDWEST BANK, N.A.

                                     By: Edward J. Melton
                                         -------------------------------

                                     Title: Senior Vice President
                                            ----------------------------

                                     BANK ONE, CHICAGO, NA

                                     By: Michael Moran
                                         -------------------------------

                                     Title: Vice President
                                            ----------------------------

                                     NBD BANK

                                     By: Craig Goldsmith
                                         -------------------------------

                                     Title: Assistant Vice President
                                            ----------------------------

                                     HARRIS BANK PALATINE, N.A.

                                     By: Paul E. Bailey
                                         -------------------------------

                                     Title: Vice President
                                            ----------------------------

                                     FLEET BANK, NATIONAL
                                     ASSOCIATION


                                     By: Michael B. Moschetta
                                         -------------------------------

                                     Title: Assistant Vice President
                                            ----------------------------




                                    -13-